                                EXHIBIT 99.2

Investor Update
BROWN SHOE COMPANY, INC.

Winter 2008

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This investor update contains certain forward-looking statements and expectations regarding the Company’s future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) changing consumer demands which may be influenced by consumers’ disposable income, which in turn can be influenced by general economic conditions, including the availability of consumer credit; (ii) the preliminary nature of estimates of the costs and benefits of strategic business transformation, which are subject to change as the Company makes decisions and refines these estimates over time; (iii) potential disruption to the Company’s business and operations as it implements its information technology initiatives as well as the relocation of positions from its Madison, Wisconsin office to its St. Louis, Missouri headquarters; (iv) the timing and uncertainty of activities and costs related to redevelopment of the Company’s St. Louis, Missouri headquarters site as well as software implementation and business transformation; (v) the Company’s ability to utilize its new information technology system to successfully execute its growth strategy; (vi) intense competition within the footwear industry; (vii) rapidly changing fashion trends and purchasing patterns; (viii) customer concentration and increased consolidation in the retail industry; (ix) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (x) the Company's ability to attract and retain licensors and protect its intellectual property; (xi) the Company's ability to secure leases on favorable terms; (xii) the Company's ability to maintain relationships with current suppliers; (xiii) the Company’s ability to successfully execute its international growth strategy; (xiv) the uncertainties of pending litigation; and (xv) the Company’s lenders closing on the amendment and extension on the Company’s revolving credit facility. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended February 2, 2008, which information is incorporated by reference herein and updated by the Company’s quarterly reports on Form 10-Q. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
 -    January 15, 2009

NOTE:
Full-Year and Fourth Quarter 2008 guidance was issued on November 25, 2008 and has not been updated, except for adjusted EPS for which the Company issued a press release on January 14, 2009.

BROWN SHOE FITS THE WORLD…

with lifestyle footwear that expresses the individual consumer’s fashion sensibility. Whether at play, at work or on the town, people trust Brown Shoe’s signature brands to walk them through the stories of their lives.

Brown Shoe is proud to offer a compelling family of footwear brands that reveal an intrinsic understanding of its consumers at every stage of their lives. Each shoe is an intuitive yet calculated response to the needs, desires and distinctive personalities of men, women and children passionate about substance and style.

Every day, people around the globe put on shoes before stepping out into the world. Every day, Brown Shoe works diligently to design and deliver brands that strengthen its highly personal connection to consumers. Brown Shoe delivers an expertly crafted business model – across retail, e-commerce and wholesale – built on a global platform of integrated business systems and diverse distribution channels.

Future-focused and innovative,
Brown Shoe listens carefully and thoughtfully, evolving brands that give our customers the confidence to be themselves...

every person,

every day,

every moment.

Brown Shoe Platform

A greatly connected footwear company with an integrated, synergistic wholesale-retail platform

Retail
Wholesale
Ecommerce

●	Appx. 1,400 total retail doors – appx. 1,100
Famous Footwear, appx. 300 Naturalizer, Brown Shoe Closet, FX LaSalle, and branded concepts. 130 million consumer visits per year

●	2,000 retail customers served across our branded and private label/brand divisions

●	Integrated ecommerce platform for all BWS brands – including 3rd largest pureplay internet footwear retailer in Shoes.com.
30+ million e-visitors per year

●	World class global sourcing network. Sourced 76 million pairs at wholesale and sold 40 million at retail

●	All BWS brands play across BWS retail/ecommerce concepts

●	13% to 15% of Famous Footwear sales from BWS brands

●	Front-end / Back-end perspective from retail and wholesale provides greater insights to consumer desires and understanding of trends

●	Cross-skilled talent base

Brown Shoe Platform

Power of the Integrated Wholesale/Retail Model – Driving Growth, Profitability, and Value Creation

Control the Customer Experience
•	Fragmentation of the consumer has significantly expanded the matrix of style preferences and retail options
•	Integrated model allows a wide variety of brands in the “right” channel

Maximize the Value of Footwear Expertise
•	Consumer contact and feedback at retail and ecommerce stimulates and accelerates the design process
•	Improves ability to stay “on-trend” across segments

Own the Entire Margin
•	Capturing greater product margin on owned brands through owned retail
•	Careful balance to minimize channel conflict

Leverage Infrastructure
•	Optimizes supply chain and distribution
•	Leverages shared resources and costs
•	Increases scale

Diversify the Business Model
•	Removes volatility through portfolio of retail and wholesale brands
•	Maximizes returns on capital

Brown Shoe - $2.3 Billion in Sales
(Trailing 12 months November 1, 2008)

Total BWS
Direct-to-Consumer
$105 million
(Includes FamousFootwear.com, Naturalizer.com, Naturalizer Catalog, Shoes.com)

68% Retail

Famous Footwear 1,138 retail stores in the U.S. $1.3 billion

Specialty Retail Appx. 300 stores $257 million

32% Wholesale

Wholesale $752 million

Spec. Stores 20%

Dept. Stores 19%

Mass 34%

Mid-Tier 27%

Brown Shoe Portfolio

*Source:  NPD. 12 months ending February 1, 2008.  This NPD data is confidential and proprietary and cannot be reproduced or disseminated by third parties without prior written consent.

Fashion
Domestic Sales = $32.7B*

Athletic
Domestic Sales = $10.8B*

Salon
Bridge
Impulse
Better
Moderate
Junior
Comfort
Mass

Private Label / Brand

Why Brown Shoe in a Tough Economy?

Brown Shoe is a 130 year-old company that has operated in both growing and declining economies.  We have long-established and valued partnerships throughout retail.  Our vast Sourcing, Design, and Distribution expertise will be a competitive advantage in this environment.

▪	Strong Balance Sheet & Cash Flow
–	Inventory Management
–	Modest Debt
–	Credit Facility Commitments of More Than $350 million
–	Dividend Paid in 344 Consecutive Quarters

▪	Trusted Long-Term Partnerships With Suppliers, Vendors, & Retailers

▪	Brands Consumers Trust
–	Globally Recognized Brands

▪	Strong Value Proposition
–	Famous Footwear
–	Naturalizer, LifeStride, Dr. Scholl’s

▪	Diversified Portfolio
–	Vertical & Horizontal Leverage Opportunities

Current Initiatives

▪	Maximizing Profitability & Liquidity
▪	Quarter-to-date inventory at Famous Footwear down 3.4% versus last year
▪	Reduced planned capex by $72 million from 2009 to 2011 time period
▪	Reduced store opening plan for 2009 to 20-25 net new stores
▪	IT infrastructure initiatives
▪	Earnings Enhancement Plan
▪	Higher productivity of store portfolio
▪	Disciplined expense management

▪	Utilize Strengths to Gain Market Share
▪	Investing in the core: Famous Footwear, Naturalizer, Dr. Scholl’s
▪	Continued growth of Brown New York brands
▪	Leveraging marketing and CRM across enterprise
▪	Launched Via Spiga Soho flagship store

▪	Develop New Brands and Businesses
▪	International expansion
▪	Sam Edelman / Libby Edelman
▪	Fergie

Positioning For Growth

Survival
•	Reorganization of Executive Team
•	Focus on core activities
•	Secured financing and stabilized liquidity

Rebuild
•	IMPACT
•	Key management changes
•	1st Naturalizer re-sizing and reorganization

Improving Core Competencies
•	Strategy development
•	Good to Great disciplines
•	Portfolio Management

Increasing Prospects for Profitability
•	Focus on best brands and market opportunities
•	Consumer-Driven Wholesale Model
•	Integrated, efficient business model
•	Naturalizer turnaround
•	Bennett acquisition

Sustainable Growth
•	Growing portfolio
•	Earnings Enhancement Plan
•	Brown NY integration
•	Madison relocation
•	Famous growth
•	International Opportunities
•	Edelman investment
•	Pipeline initiatives
•	Fergie
•	Vera Wang

Long-Term Growth and Profit Drivers

1.	Build Powerful Consumer Brands
•	Grow brand equity of flagship brands
•	Test, incubate, and grow new brands
•	Search for strategic opportunities that fit our growth criteria

2.	Drive Brands Through Owned Retail
•	Leverage vertical & multi-channel businesses
•	Maximize owned-distribution and owned-branded assets

3.	Expand Our Brands to Global Markets
•	Extend existing brands to international markets
•	Build and acquire brands with international demand

4.	Penetrate Growth Markets
•	Target new and fast-growing markets and channels of distribution

5.	Drive Operational Excellence and Maximize Synergies
•	Earnings Enhancement Plan, Real Estate Strategy, Consumer-Driven Model, Inventory Management
•	Implementing enterprise-wide information systems to support and leverage our operations

Famous Footwear
“Shoe Love Is True Love”

●	Leading family branded footwear retailer
●	Stores in all 50 states, featuring top brands such as Nike, Skechers, New Balance, adidas, DC, Steve Madden and Timberland among many others
●	Real estate strategy to maximize markets
●	Leading inventory management disciplines
●	Leveraging multi-channel platform
●	Using technology to redefine service
●	Vertical synergy ¢ 13% - 15% of sales from Brown Shoe brands. Retail growth feeds Wholesale growth
●	Approximately 54% of sales are driven by our rewards program

Naturalizer
“Beautiful Feels So Good”

●	Extended brand essence to new categories and consumer touchpoints
●	New n5 technology system in every shoe
●	Tightly-targeted consumer communications
●	Improved product delivered when she wants
to buy
●	Global expansion – retail presence in 35 countries and growing in China through joint venture with Hongguo International
●	Launched Natural Soul in Kohl’s in 2007

Dr. Scholl’s®

●	Innovation and technology
●	High brand recognition and strong equity
●	Partnerships with Wal-Mart and Schering-Plough
●	Extending brand into new categories and channels
●	Original Dr. Scholl’s
●	Feel Crazy Green – sustainability product
●	Dr. Scholl’s Studio – Mid-Tier brand extension
●	Growth through Brown Shoe vertical model at Famous Footwear

Direct To Consumer

●	Growth by winning in new and emerging markets
●	$350 to $450 million opportunity in next five years
●	Integrated platform. Consolidated Shoes.com into St. Louis in 2007
●	Re-launched Shoes.com in Spring 2008
●	Branded web sites and multi-channel opportunities

Brown New York

●	Provides fashion halo to portfolio
●	Strong emotional connection with consumer
●	Fashion, Style Credibility, Talent
●	Brand extension and lifestyle potential
●	Expect double-digit sales increase in 2008
●	August 2008, announced agreement with Vera Wang to design and market her Lavender Label Collection
●	Fall 2008, increased investment in Sam Edelman to 50%

Appendix

Non-GAAP Financial Measures
In the following pages, the Company’s financial results and measures are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures.  In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, as well as Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA), which are non-GAAP financial measures.  In addition, the Company provides financial data for certain of its Famous Footwear stores, including sales per square foot, total sales, operating earnings, EBITDA, cash investments, and return on investment, which are non-GAAP financial measures. These results and measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results.  These results and measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Fourth Quarter 2008 & Full Year Guidance

On January 14, 2009 the Company announced that it expects fourth quarter adjusted EPS results to be within the lower-end of the below guidance range established on November 25, 2008.  No other guidance has been updated.

Consolidated Net Sales: 2008 Estimated 2007 Actual
Fourth Quarter $515 - $538 million $571 million
Full Year $2.27 - $2.29 billion $2.36 billion

EPS:
Fourth Quarter
GAAP ($0.39) to ($0.29) $0.33
Adjusted ($0.33) to ($0.23) $0.39
Full Year
GAAP $0.09 to $0.18 $1.37
Adjusted $0.42 to $0.51 $1.65

Other Annual Estimates:
Famous Footwear
Same-Store Sales:    -5.1% to -5.5% for the full year; -5% to -7% for Q4
Store Openings:    89 openings and approximately 25 closings for the full year

Wholesale:            Wholesale net sales are expected to be -7% to -9% for the full year and -14% to -21% in Q4

Capital Expenditures:        $85 million for the full-year reflecting new and remodeled stores, logistics network and other infrastructure, andcapitalized software and information systems upgrades relating to IT initiatives

Other:                Full year GAAP EPS guidance includes:
•
Costs of $0.43 per diluted share related to the relocation of our Madison, WI offices to St. Louis.  Costs of $0.05 per diluted share related to IT initiatives.  (In Q408, GAAP EPS guidance includes $0.06 per diluted share in costs related to the Madison relocation and IT initiatives). Also included is a net gain of $0.15 per diluted share for insurance recoveries, net of related fees and costs.

Net Sales and EPS – 2003 to Estimated 2008
On January 14, 2009 the Company announced that it expects fourth quarter adjusted EPS results to be within the lower-end of the below guidance range established on November 25, 2008.  No other guidance has been updated.

Adjusted EPS
GAAP EPS
Guidance range

Net Sales in Billions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0

2003
2004
2005
2006
2007
2008 Est

$2.29 - $2.27 Billion

Earnings Per Share
$1.50
$1.00
$0.50
$0.00

2003
2004
2005
2006
2007
2008 Est

$1.10
$1.13
$1.02
$1.48
$0.96
$1.63*
$1.51
$1.65*
$1.37

Adj.
$0.51 - $0.42*

GAAP
$0.18 - $0.09

*Charges and recoveries included in net earnings and EPS for 2006, 2007 and 2008 are listed in Reconciliation of GAAP Net Earnings to Adjusted Net Earnings on pg. 28.

NOTE: Please see page 17 for language regarding non-GAAP financial data

Review of BWS Financials
(all $’s in millions except EPS, all earnings are on a GAAP basis)

	39 Weeks Ended November 1, 2008	39 Weeks Ended November 3, 2007	% Chg.

Net Sales	$1,755.4	$1,788.5	-1.9%

Net Earnings, GAAP	$19.8	$46.5	-57.4%
Net Earnings, Adjusted*	$31.0	$56.2	-44.8%

EPS, GAAP	$0.47	$1.04	-54.8%
EPS, Adjusted*	$0.74	$1.26	-41.3%

Gross Margin	39.2%	40.3%
Debt/Cap**	23.7%	20.2%
EBITDA***	$72.5	$115.6	-37.3%

* See page 27 for GAAP to Adjusted Earnings reconciliation table
** See page 25 for Debt/Cap reconciliation table
***See page 26 for EBITDA reconciliation table

NOTE: Please see page 17 for language regarding non-GAAP financial data

Recent Events – Famous Footwear Transition

On April 10 2008, we announced the relocation of our Madison office to St. Louis

This move will create one greatly connected footwear company
•Will aid in achieving our vision of being a leading footwear marketer, as it will foster collaboration, increase speed-to-market and strengthen our connection with consumers;

The transition began during the first quarter of 2008 and was substantially complete by the end of the third quarter of 2008;

We expect to incur pre-tax expenses of $30 million (after-tax $0.43 per diluted share) to implement the transition, to be substantially incurred in fiscal 2008;

Under various state economic development programs, we will collaborate with public partners to attempt to avail ourselves of eligible incentives totaling approximately $37 million related to training and job creation

Recent Events – IT Initiatives

▪	During the second quarter of 2008, the Company announced plans to implement an integrated information technology system provided by SAP AG and Parametric Technology Corporation, third-party vendors;

▪	The Company will utilize SAP’s industry specific solution, SAP Apparel and Footwear Solution for Consumer Products package, to help manage its supply chain;

▪
The Enterprise Resource Planning (ERP) information technology system will replace certain existing internally developed and other third-party applications and will support the Company’s growth strategy while streamlining and transforming day-to-day operations for our integrated business model;

▪
The Company anticipates the implementation will enhance its profitability and deliver increased shareholder value through improved management and execution of its business operations, financial systems, supply chain efficiency and planning and employee productivity. The phased implementation began during the second quarter of 2008 and is expected to continue through 2011;

▪	The Company expects costs of $0.05 per diluted share in 2008 related to IT initiatives.

Earnings Enhancement Plan:
Savings of $26 million through 2007

Key Accomplishments in 2007:

Reorganization of Brown Shoe Retail and associated consolidation of key functions:
• Blended all retail field operations and store support functions, across all retail formats
• Created enterprise-wide D2C organization, including relocation of Shoes.com organization to St. Louis

Continued reorganization of key Wholesale operations:
• Completed Brown New York reorganization and redevelopment of core merchandising functions

Consolidation of total corporate real estate and organizational locations:
• Needham office, Dover Distribution Center, LA office (in Shoes.com relocation), Satellite sourcing offices (Italian offices, Taiwan office, Brazil house)

Executed other key operating efficiency initiatives:
• Reorganized corporate and divisional finance functions
• Increased leverage of non-trade spend (e.g. indirect procurement)
• Achieved budgeted inventory turns due to retail inventory optimization initiative

Remaining key areas of focus:
▪	Distribution Network - made decision to open West Coast Retail DC, enabling improved operating efficiencies across our retail supply chain
▪	Headquarters consolidation - decision to join Madison and St. Louis offices announced in April 2008
▪	Enterprise-wide information systems - decision to implement enterprise resource planning system in August 2008

Capital Expenditure Schedule
(all $’s in millions)

	2008 Est.			2007

New Stores	$ 17.0	to	$ 19.0	$ 22.8

Remodel	5.0	to	7.0	13.8

Logistics	25.0	to	27.0	0.1

Infrastructure (Incl. IT hardware)	14.0	to	16.0	4.8

Software (incl. ERP)	17.0	to	20.0	5.7

Total	$ 80.0	to	$ 90.0	$ 47.2

NOTE: Please see page 17 for language regarding non-GAAP financial data

Debt to Capital Ratio
($’s in millions)

Debt to Capital Ratio	Q3 2008	Q3 2007	2007	2006	2005	2004
Total Debt Obligations*	$ 174	$ 150	$ 165	$ 151	$ 200	$ 142
Total Shareholders' Equity	560	592	559	524	434	391
Total Capital	$ 734	$ 742	$ 724	$ 675	$ 634	$ 533

Debt to Capital Ratio**	23.7%	20.2%	22.8%	22.4%	31.5%	26.6%

*Total Debt Obligations include long-term debt and borrowings under revolving credit agreement.
**Total Debt Obligations divided by Total Capital

NOTE: Please see page 17 for language regarding non-GAAP financial data

EBITDA Reconciliation
(all $’s in millions)

	39 Weeks Ended November 1, 2008	39 Weeks Ended November 3, 2007

Operating Earnings	$ 31.2	$ 78.1

Depreciation &
Amortization	41.3	37.5

EBITDA	$ 72.5	$ 115.6

* Depreciation & amortization excludes amortization of debt issuance costs in the amount of $1.1 million in Q3 2008 and Q3 2007

NOTE: Please see page 17 for language regarding non-GAAP financial data

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings (Nine Months 2008 versus Nine Months 2007)

	Nine Months 2008		Nine Months 2007
(Thousands, except per share data)	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS

GAAP Net Earnings	$19,810	$0.47	$46,475	$1.04

Charges/Other Items:

Madison Relocation	16,508	0.40	-	-

Insurance Recoveries, Net	(6,210)	(0.15)	-	-

IT Initiatives	896	0.02	-	-

Earnings Enhancement Plan	-	-	9,774	0.22

Adjusted Net Earnings	$31,004	$0.74	$56,249	$1.26

NOTE: Please see page 17 for language regarding non-GAAP financial data

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings (Q408 guidance versus Q407)

On January 14, 2009 the Company announced that it expects fourth quarter adjusted EPS results to be within the lower-end of the below guidance range established on November 25, 2008.  No other guidance has been updated.

	4th Quarter 2008 Guidance		4th Quarter 2007
($'s in thousands)	EPS (low)	EPS (high)	EPS

GAAP Net Earnings	($0.39)	($0.29)	$0.33

Charges/Other Items:

Madison Relocation	0.03	0.03	-

Insurance Recoveries, Net	-	-	-

IT Initiatives	0.03	0.03	-

Earnings Enhancement Plan	-	-	0.06

Adjusted Net Earnings	($0.33)	($0.23)	$0.39

NOTE: Please see page 17 for language regarding non-GAAP financial data

Reconciliation of GAAP Net Earnings to
Adjusted Net Earnings (2006 to 2008)

On January 14, 2009 the Company announced that it expects fourth quarter adjusted EPS results to be within the lower-end of the below guidance range established on November 25, 2008.  No other guidance has been updated.

	2008		2007		2006
($'s in thousands)	EPS (low)	EPS (high)	Net Earnings	EPS	Net Earnings	EPS

GAAP Net Earnings	$0.09	$0.18	$60,427	$1.37	$65,708	$1.51

Charges/Other Items:

Madison Relocation	0.43	0.43	-	-	-	-

Insurance Recoveries, Net	(0.15)	(0.15)	-	-	(1,007)	(0.02)

IT Initiatives	0.05	0.05	-	-	-	-

Earnings Enhancement Plan	-	-	12,351	0.28	3,927	0.09

Bass Exit Costs	-	-	-	-	2,337	0.05

Adjusted Net Earnings	$0.42	$0.51	$72,778	$1.65	$70,965	$1.63

NOTE: Please see page 17 for language regarding non-GAAP financial data

Review of Segment Financials

	39 Weeks Ended November 1, 2008	39 Weeks Ended November 3, 2007	% Chg.
($'s in millions)
Famous Footwear
Net Sales	$1,007.7	$1,002.5	0.5%
Operating Profit	$38.9	$70.7	-45.0%
Same-Store Sales	-5.1%	-0.2%

Specialty Retail
Net Sales	$186.6	$193.1	-3.4%
Operating Profit/Loss	-$10.8	-$6.7	-62.4%
Same-Store Sales	-4.3%	-0.1%

Wholesale
Net Sales	$561.1	$592.9	-5.4%
Operating Profit	$38.8	$49.0	-21.0%

NOTE: Please see page 17 for language regarding non-GAAP financial data

Wholesale Portfolio - 2007

Private Label / Private Brand

Famous Footwear: Sales by Category 2007
Athletic Product = 43%
Fashion Product = 57%

Kid's
Men's
Women's

Accessories
Athletic
Athletic
Athletic

5%
15%
30%
20%
16%
8%
6%

Famous Footwear: Rewards Program

Through increased focus on customer relationship management, the Famous Footwear Rewards Program has shown continued improvement and currently contributes more than 50% of Famous Footwear sales.  The Rewards customer spends more per transaction, buys more units per transaction, and buys more often.  The retention rate is approximately 50%.

Famous Foowear Rewards - Active Members
(defined as purchased in past 12 months)

Active Members
% Member Sales

Active Members (millions)

Members Sales (% Famous Footwear Sales)

8
7
6
5
4
3
2
1
0

2002
2003
2004
2005
2006
2007

60%
50%
40%
30%
20%
10%
0%

17%
30%
34%
39%
45%
54%

1.9
3.4
3.8
4.4
5.4
6.5

Famous Footwear: Store Maturity

2007 Sales per Square Foot

Sales Per Square Foot
Number of Years Open

$300
$250
$200
$150
$100
$50
$-

1 Year
2 Years
3 Years
4 Years
5 Years
6 Years
7 Years
8 Years
9 Years
10 Years
Older

$139
$152
$185
$171
$170
$182
$187
$210
$211
$242
$195

NOTE: Please see page 17 for language regarding non-GAAP financial data

Famous Footwear: New Store Sales Performance
Represents average sales per square foot results for all stores opened during the 2001-2006 period

Sales Per Square Foot

1st Year Avg.
2nd Year Avg.
3rd Year Avg.
4th Year Avg.
5th Year Avg.

$185
$180
$175
$170
$165
$160
$155
$150
$145
$140
$135

$150
$161
$171
$174
$178

NOTE: Please see page 17 for language regarding non-GAAP financial data

Famous Footwear: Unit-level Store Economics
(all $’s in thousands)

2007 Operating Performance
(Average store for all stores more than 2 yrs old)

Sales           $1,317
$ per Square Ft.    $188

                % of Sales
Operating Earnings    98    7.4%

EBITDA        $118      8.9%

Cash Investment
(Average for stores opened during last 3 years)

Fixed Assets        $176
Tenant Allowances    (98)

Inventory         218

Accounts Payable      (60)

Net Cash Investment    $236

Return on Investment

EBITDA        $188

Cash Investment    $236

Return on Investment    50%

NOTE: Please see page 17 for language regarding non-GAAP financial data